Exhibit 10.19

BENEFIT EQUALIZATION PLAN

Effective September 2, 1974

(As amended and in effect as of January 1, 2014)

BENEFIT EQUALIZATION PLAN

i

BENEFIT EQUALIZATION PLAN

INTRODUCTION

The Benefit Equalization Plan governs the rights of an Employee whose benefit under the Retirement Plan or the Profit-Sharing Plan, or both Qualified Plans, is subject to one or more of the Statutory Limitations, or to the nondiscrimination requirements of Section 401(a)(4) of the Code and the coverage requirements of Section 410(b) of the Code.

The Plan was amended as of January 1, 2010, to include the participation of salaried employees of UST LLC and its affiliates who were participants in the UST LLC Retirement Income Plan for Salaried Employees (the substantive terms of which are now in Part V of the Retirement Plan as a result of the merger of the assets and liabilities of that plan with and into the assets and liabilities of the Retirement Plan after the close of business on December 31, 2009). In addition, effective as of January 1, 2010, the liabilities of the UST Inc. Benefit Restoration Plan, UST Inc. Excess Retirement Benefit Plan and UST Inc. Officers’ Supplemental Retirement Plan with respect to the limitations applicable to plans qualified under Section 401(a) of the Code (e.g., Sections 401(a)(17) and 415 of the Code) have been merged into and assumed by the Plan.

The Plan as hereinafter set forth shall be effective with respect to Employees who incur a Separation from Service on or after November 1, 2011, except as otherwise provided herein. The rights of a person whose Separation from Service or date of becoming an Inactive Participant is before November 1, 2011, shall be governed by the provisions of the plan (or the plan, the liabilities of which have been assumed by this Plan, in which such former employee participated on the date of his termination of employment) as in effect on his Separation from Service or date of becoming an Inactive Participant, as the case may be, except to the extent that the Administrator has determined in his sole discretion to administer the Plan in good faith compliance with Section 409A of the Code and any then published guidance so as to not subject any Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance to Section 409A of the Code.

The Plan is comprised of four separate plans, programs or arrangements. Each plan shall be treated as a separate plan, program or arrangement from the other plans. One of the plans provides benefits to a Retired Employee (or his Spouse or other Beneficiary) solely in excess of the Section 415 Limitations; the second plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) attributable solely to the Compensation Limitation; the third plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) because payment of the benefit from one or both of the Qualified Plans could result in a failure to meet the nondiscrimination requirements of Section 401(a)(4) of the Code or the coverage requirements of Section 410(b) of the Code; and the fourth plan provides benefits to a TP Employee who resumed active participation in the Plan, effective January 1, 2008.

Notwithstanding anything to the contrary in the provisions of this Plan, (1) no amounts shall be deemed credited or accrued under the Plan after December 31, 2004, to the extent the Administrator determines that the accrual, crediting or payment of such amounts under the terms of the Plan or related arrangements would risk subjecting Plan participants to taxation or penalties under Section 409A of the Code, and (2) the Plan terms applicable to any amounts determined by the Administrator to be deferred compensation subject to the requirements of such Section 409A may be modified by the Administrator to the extent it deems necessary or appropriate to ensure compliance with such requirements. The Administrator may take any such action with respect to some participants but not others as it in its sole discretion deems appropriate under the circumstances.

ARTICLE I
DEFINITIONS

The following terms as used herein and in the Preamble shall have the meanings set forth below. Any capitalized term used herein or in the Preamble and not defined below shall have the meaning set forth in the Retirement Plan or the Profit-Sharing Plan, as the context may require.

(a)“Actuarial Equivalent” shall mean a benefit which is at least equivalent in value to the benefit otherwise payable pursuant to the terms of the Plan, based on the actuarial principles and assumptions set forth in Exhibit I to the Retirement Plan.

(b)“After-Tax BEP Combined Allowance” shall mean the amount by which (i) the TP Employee’s Gross After-Tax BEP Combined Allowance exceeds (ii) his Trust Account TP Value.

(c)“Allowance” or “Allowances” shall mean a Benefit Equalization Retirement Allowance, determined under ARTICLE IIA of the Plan, a Benefit Equalization Profit-Sharing Allowance, determined under ARTICLE IIB of the Plan and a Benefit Equalization Combined Allowance determined under ARTICLE IIC of the Plan.

(d)“Assumed Trust Account TP” shall mean the assumed trust account established pursuant to a TP Employee’s Supplemental Enrollment Agreement.

(e)	“Beneficiary” shall mean:

(i)In the case of a Retired Employee who is to receive all or a portion of his Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance after his Separation from Service in a Single Sum Payment pursuant to ARTICLE IIE(1)(a), IIE(1)(b) or IIE(1)(c)(ii) of the Plan, but who dies after his Separation from Service and before such Single Sum Payment is made, the Beneficiary of such Single Sum Payment shall be the Spouse to whom he was married on the date of death; provided, however, that if the Retired Employee is not married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Retired Employee’s estate.

(ii)In the case of a Grandfathered Employee who is a Secular Trust Participant who has elected pursuant to ARTICLE IIE(3) of the Plan to receive, after his Separation from Service, that portion of his Benefit Equalization Combined Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment described in ARTICLE I(dd)(i)(2) or (3) of the Plan, the person or persons designated by the Grandfathered Employee to receive (or who, pursuant to the terms of such Optional Payment, will receive) after his death a benefit according to the option elected by the Grandfathered Employee.

(iii)In the case of an Employee or Retired Employee who has been credited with a Benefit Equalization Profit-Sharing Allowance and who dies prior to the payment of such Benefit Equalization Profit-Sharing Allowance (or prior to the payment of the then remaining balance of such Benefit Equalization Profit-Sharing Allowance in the case of a Grandfathered

Employee who has elected pursuant to ARTICLE IIF(3) of the Plan to receive that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment described in ARTICLE I(dd)(ii) of the Plan), the Beneficiary of such Benefit Equalization Profit-Sharing Allowance (or remaining balance thereof) shall be the beneficiary or beneficiaries of such former Employee who is or are to receive the balance in such former Employee’s account under the Profit-Sharing Plan.

Notwithstanding the foregoing provisions of this Article I(e), if the value of the Trust Account TP is greater than the TP Employee’s Gross After-Tax BEP Combined Allowance, then the Beneficiary of any such excess shall be the beneficiary as determined pursuant to the terms of the Trust Account TP.

(f)“Benefit Equalization Combined Allowance” shall mean the benefit determined under ARTICLE IIC of the Plan and payable at the times and in the form set forth in ARTICLE IIE of the Plan. The Benefit Equalization Combined Allowance shall be comprised of the Grandfathered Benefit Equalization Retirement Allowance, if any, and the remaining portion of such Allowance.

(g)“Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance to a Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance payable to the Retired Employee (regardless of whether such form of benefit was available to such Retired Employee and his Spouse), or in such other amount as described in ARTICLE IIC(2) of the Plan, which together shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance of the Retired Employee.

(h)“Benefit Equalization Profit-Sharing Allowance” or “Profit-Sharing Allowance” shall mean:

(i)    with respect to Allowances other than a Benefit Equalization Combined Allowance, the benefit determined under ARTICLE IIB of the Plan and payable at the times and in the forms set forth in ARTICLE IIF of the Plan; and

(ii)    with respect to a Benefit Equalization Profit-Sharing Allowance that is a portion of the Benefit Equalization Combined Allowance, the benefit determined under ARTICLE IIC of the Plan and payable at the times and in the forms set forth in ARTICLE IIF of the Plan.

The Benefit Equalization Profit-Sharing Allowance shall be comprised of the Grandfathered Benefit Equalization Profit-Sharing Allowance, if any, and the remaining portion of such Allowance. The Benefit Equalization Profit-Sharing Allowance shall not include a UST Employee’s UST Plan Benefit.

(i)“Benefit Equalization Retirement Allowance” shall mean the benefit determined under ARTICLE IIA of the Plan and payable at the times and in the forms set forth in

ARTICLE IIF of the Plan. The Benefit Equalization Retirement Allowance shall be comprised of the Grandfathered Benefit Equalization Retirement Allowance, if any, and the remaining portion of such Allowance. The Benefit Equalization Retirement Allowance shall not include a UST Employee’s UST Plan Benefit.

(j)	“Benefit Equalization Survivor Allowance” shall mean the benefit payable to:

(i)	the Spouse of a Deceased Employee; and

(ii)	the Spouse of a deceased Retired Employee;

in an amount equal to one-half of the reduced Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance which would have been payable in the form of a Benefit Equalization Joint and Survivor Allowance to the Deceased Employee or deceased Retired Employee (regardless of whether such form of benefit was available to such Deceased Employee or deceased Retired Employee), or in such other amount as described in ARTICLE IIC(2) of the Plan.

(k)“BEP Benefit Commencement Date” shall mean the date specified in clause (1), (2), or (3) below, as applicable to the relevant Allowance. All such Allowances not paid in a Single Sum Payment are paid in arrears so that the actual date of payment shall be the first day of the calendar month next succeeding the BEP Benefit Commencement Date.

(1)(i)     Except as provided in clauses (ii), (iii), (iv) and (v) of this ARTICLE I(k)(1) of the Plan, the BEP Benefit Commencement Date of the Benefit Equalization Retirement Allowance and Benefit Equalization Combined Allowance shall be the Payment Date, but not later than the Latest Payment Date.

(ii)(A)     Except as provided in clauses (B) and (C) of this ARTICLE I(k)(1)(ii) of the Plan, the BEP Benefit Commencement Date of that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment pursuant to an election under ARTICLE IIE(3) of the Plan to a Grandfathered Retired Employee shall be the Benefit Commencement Date of the Grandfathered Retired Employee’s Full, Deferred or Early Retirement Allowance under the Retirement Plan.

(B)The BEP Benefit Commencement Date of that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment with respect to a Grandfathered Retired Employee who voluntarily retires within the one (1) year period following the date of the filing of his application for an Optional Payment with the Administrator pursuant to ARTICLE IIE(3) of the Plan, or whose employment is terminated for misconduct (as determined by the Management Committee) within such one (1) year period, shall be the first day of the month following the expiration of the one (1) year period following the date of the filing of his application for an Optional Payment.

(C)The BEP Benefit Commencement Date of the benefit payable pursuant to ARTICLE IIE(3)(f) of the Plan to the Beneficiary of a Grandfathered Retired

Employee who died after his Date of Retirement and prior to his BEP Benefit Commencement Date shall be the first day of the month following the death of the deceased Grandfathered Retired Employee.

(iii)The BEP Benefit Commencement Date of (A) that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable to a Retired TP Employee and (B) that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable to a Grandfathered Retired Employee, who in each case is only eligible for a Vested Retirement Allowance at his Separation from Service, shall be the Benefit Commencement Date of the Retired Employee’s Vested Retirement Allowance under the Retirement Plan.

(iv)The BEP Benefit Commencement Date of any Benefit Equalization Retirement Allowance described in ARTICLE IIA(1)(e) of the Plan and of any Benefit Equalization Combined Allowance described in ARTICLE IIC(1)(e) of the Plan shall be the benefit commencement date of such Allowance as set forth in the General Release Agreement; provided, however, that if no time of payment is specified, the BEP Benefit
Commencement Date shall be the Payment Date, but no later than the 15th day of the third month following the end of the Employee’s Participating Company first taxable year in which the right is no longer subject to a substantial risk of forfeiture; provided, however, that no such Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance shall change either the time or form of payment of the Allowance (including a Grandfathered Benefit Equalization Retirement Allowance) otherwise payable pursuant to the terms of the Plan.

(v)The BEP Benefit Commencement Date of that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Profit- Sharing Allowance that is payable in the form of an Optional Payment pursuant to an election under ARTICLE IIF(3) of the Plan to a TP Employee shall be the date specified in the application.

(2)(i)     (A) Except as provided in clause (B) of this ARTICLE I(k)(2)(i) of the Plan, the BEP Benefit Commencement Date of the Benefit Equalization Profit-Sharing Allowance (other than the Benefit Equalization Profit-Sharing Allowance of a TP Employee which shall be paid as part of the Benefit Equalization Combined Allowance pursuant to ARTICLE I(k)(1) of the Plan) shall be the Payment Date, but not later than the Latest Payment Date.

(B)The BEP Benefit Commencement Date of that portion of a Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance that is payable in the form of an Optional Payment pursuant to an election under ARTICLE IIF(3) of the Plan to a Grandfathered Retired Employee shall be the date specified in the application.

(3)(i)     (A) Except as provided in clause (B) of this ARTICLE I(k)(3)(i), the BEP Benefit Commencement Date of the Benefit Equalization Survivor Allowance

payable to the Spouse of a Deceased Employee or deceased Retired Employee shall be the Survivor Allowance Payment Date, but not later than the Survivor Allowance Latest Payment Date.

(B)    The BEP Benefit Commencement Date of that portion of the Benefit Equalization Survivor Allowance that is derived from (i) the Grandfathered Benefit Equalization Retirement Allowance portion of the Benefit Equalization Combined Allowance or (ii) the Grandfathered Benefit Equalization Retirement Allowance that is payable to:

(1)	the Spouse of a Grandfathered Deceased Employee; or

(2)	the Spouse of a deceased Grandfathered Retired Employee,

shall, in each case, be the Benefit Commencement Date of the Survivor Allowance payable to such Spouse under the Retirement Plan, provided that the Spouse may elect in accordance with the provisions of Paragraphs G2.05(c) and (d)(2) of Part I of the Retirement Plan, as applicable to the Spouse, that the BEP Benefit Commencement Date be the first day of any month thereafter, but not later than the later of (i) the first day of the second calendar month following the month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died (or if his date of birth was on the first day of a calendar month, the first day of the calendar month next following the calendar month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died), or (ii) the date that would have been the Grandfathered Deceased Employee’s or deceased Grandfathered Retired Employee’s Unreduced Early Retirement Benefit Commencement Date.

(l)“Change in Circumstance” shall mean, with respect to a Grandfathered Employee or Grandfathered Retired Employee who is a Secular Trust Participant:

(i)    the marriage of the Grandfathered Employee or Grandfathered Retired Employee;

(ii)    the divorce of the Grandfathered Employee or Grandfathered Retired Employee from his spouse (determined in accordance with applicable state law), provided:

(1)	such spouse was the Beneficiary who is to receive an Optional Payment, or

(2)	the Grandfathered Employee or Grandfathered Retired Employee elected pursuant to ARTICLE IIE(3) of the Plan to receive an Optional Payment pursuant to ARTICLE I(dd)(i) of the Plan;

(iii)    the death of the Beneficiary designated by the Grandfathered Employee or Grandfathered Retired Employee to receive an Optional Payment after the death of the Grandfathered Retired Employee; or

(iv)    a medical condition of the Beneficiary, based on medical evidence satisfactory to the Administrator, which is expected to result in the death of the Beneficiary within five (5) years of the filing of an application for change in Optional Payment method pursuant to ARTICLE IIE(3) or ARTICLE IIF(3) hereof.

(m)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(n)“Company” shall mean Altria Client Services Inc. Altria Client Services Inc. is the sponsor of the Plan.

(o)“Compensation” shall have the same meaning as in the applicable Part of the Retirement Plan, except that in computing the Retirement Allowance and Benefit Equalization Retirement Allowance of an Employee in salary bands A and B who was not age fifty-five (55) or older at December 31, 2006, Compensation for Plan years on and after January 1, 2007, shall mean the lesser of his (i) base salary, plus annual incentive award, and (ii) base salary, plus annual incentive award at a business rating of 100 and individual performance rating of “Exceeds”.

(p)“Compensation Limitation” shall mean the limitation of Section 401(a)(17) of the Code on the annual compensation of an Employee which may be taken into account under the Qualified Plans.

(q)“Earned and Vested” shall mean, when referring to an Allowance or any portion of an Allowance, an amount that, as of January 1, 2005, is not subject to a substantial risk of forfeiture (as defined in Treasury Regulation Section 1.83-3(c)) or a requirement to perform future services.

(r)“Employee” shall mean any person employed by a Participating Company who has accrued a benefit under the Retirement Plan or the Profit-Sharing Plan, but whose entire accrued benefit, if computed without regard to the Statutory Limitations, cannot be paid under the Retirement Plan or the Profit-Sharing Plan, or either of such Qualified Plans, as a result of the Statutory Limitations, provided that an Employee shall not include a TP Employee, but only with respect to those calendar years in which he was a participant in such arrangement. An Employee shall include a UST Employee but only with respect to any benefit earned under the Profit-Sharing Plan on or after January 1, 2010, and disregarding any part of the UST Employee’s UST Plan Benefit earned on and after such date.

(s)“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

(t)“Grandfathered Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Grandfathered Benefit Equalization Retirement Allowance to a Grandfathered Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Grandfathered Benefit Equalization Retirement Allowance payable to the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of (i) that portion of the

Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance, or (ii) that portion of the Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance of the Retired Grandfathered Employee.

(u)“Grandfathered Benefit Equalization Optional Payment Allowance” shall mean, with respect to a Grandfathered Retired Employee who is a Secular Trust Participant, the total amount of the Grandfathered Benefit Equalization Retirement Allowance payable during a twelve (12) month period in accordance with one of the payment methods described in Paragraph G2.04(d) of Part I of the Retirement Plan and designated by the Grandfathered Retired Employee in his application for an Optional Payment under ARTICLE IIE(3) of the Plan, pursuant to which the Grandfathered Retired Employee receives for life after his Date of Retirement a reduced Grandfathered Benefit Equalization Retirement Allowance in equal monthly payments for life and after his death after his Date of Retirement his Beneficiary receives for life a benefit in equal monthly payments according to the option elected by the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of the Grandfathered Benefit Equalization Retirement Allowance payable in equal monthly payments for the life of the Grandfathered Retired Employee after his Date of Retirement.

(v)	“Grandfathered Benefit Equalization Profit-Sharing Allowance” shall mean
(i) that portion of a Grandfathered Retired Employee’s Benefit Equalization Combined Allowance that is the Benefit Equalization Profit-Sharing Allowance, or (ii) that portion of a Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance that is the Benefit Equalization Profit-Sharing Allowance, in each case as of December 31, 2004, the right to which is Earned and Vested as of December 31, 2004, plus any future contributions to the account, the right to which was Earned and Vested as of December 31, 2004, but only to the extent such contributions are actually made, plus earnings (whether actual or notional) attributable to such Grandfathered Benefit Equalization Profit-Sharing Allowance as of December 31, 2004, or to such income.

(w)“Grandfathered Benefit Equalization Retirement Allowance” shall mean the present value of (i) that portion of the Benefit Equalization Combined Allowance, or (ii) that portion of the Benefit Equalization Retirement Allowance, in each case earned to December 31, 2004, to which the Grandfathered Employee or Retired Grandfathered Employee would have been entitled under the Plan if he had voluntarily terminated services without cause on or before December 31, 2004, and received payment of such benefit on the earliest permissible date following termination of employment in the form with the greatest value, expressed for purposes of this calculation as a single life annuity commencing at age 65; provided, however, that for any subsequent year such Grandfathered Benefit Equalization Retirement Allowance may increase to equal the present value of such portion of his benefit the Grandfathered Employee or Grandfathered Retired Employee actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Employee or Grandfathered Retired Employee after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit).

In computing that portion of the Benefit Equalization Combined Allowance or Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced (but is not eligible for a Full or Deferred Retirement Allowance) under the Retirement Plan as of the Grandfathered Employee’s Separation from Service, or, in the discretion of the Administrator, the end of the Grandfathered Employee’s policy severance, such Grandfathered Benefit Equalization Retirement Allowance shall be the Actuarial Equivalent of that portion of the Grandfathered Employee’s Benefit Equalization Combined Allowance or Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance, computed as though such benefit were payable under the terms of the Retirement Plan in the form of a Retirement Allowance commencing on the first day of the month coincident with or next following the Grandfathered Employee’s Separation from Service or, in the discretion of the Administrator, the end of the Grandfathered Employee’s policy severance; provided, however, that solely for purposes of determining the early retirement factor to be applied in determining the Actuarial Equivalent of such benefit, the earliest date on which the Grandfathered Employee shall be treated as being entitled to an unreduced benefit under the Retirement Plan for purposes of Exhibit 1 to the Retirement Plan shall be the earliest date on which the Grandfathered Employee would have been entitled to an unreduced benefit if the Grandfathered Employee had voluntarily terminated employment on December 31, 2004.

(x)“Grandfathered Deceased Employee” shall mean a Grandfathered Employee who died while he was an Employee at a time when he had a nonforfeitable right to any portion of his Benefit Equalization Retirement Allowance.

(y)	“Grandfathered Employee” shall mean:

(i)    an Employee who is entitled to that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; or

(ii)    an Employee who is entitled to that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance,

and who, in either instance, is a participant in the executive trust or is a Secular Trust Participant.

(z)	“Grandfathered Retired Employee” shall mean:

(i)    a Grandfathered Employee who has retired and is eligible for that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; and

(ii)    a Grandfathered Employee who has retired and is eligible for that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit- Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance.

(aa)     “Gross After-Tax BEP Combined Allowance” shall be equal to the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2), but disregarding any withholding for the TP Employee’s share of employment taxes, were withheld on the sum of (i) that portion of the TP Employee’s Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Retirement Allowance and (ii) that portion of the TP Employee’s Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Profit- Sharing Allowance.

(bb)    “Latest Payment Date” shall mean the later of:

(i)December 31st of the year in which the Payment Date occurs, and
(ii)the fifteenth day of the third month following the Payment Date.
(cc)    “Optional Payment” shall mean:
(i)the following optional forms in which that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Retired Employee who is a Secular Trust Participant may be paid:

(1)	in equal monthly payments for the life of the Grandfathered Retired Employee;

(2)	a Grandfathered Benefit Equalization Joint and Survivor Allowance; or

(3)	a Grandfathered Benefit Equalization Optional Payment Allowance; and

(ii)in the case of that portion of a Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance of a Grandfathered Employee or Grandfathered Retired Employee, any of the methods of distribution permitted under ARTICLE VI of the Profit-Sharing Plan (other than a Single Sum Payment payable at the BEP Benefit Commencement Date described in ARTICLE I(k)(2)(i)(A) of the Plan) and in the event the Grandfathered Employee or Grandfathered Retired Employee dies before distribution of that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance is made, commences to be made or is fully distributed, to his Beneficiary in accordance with the method of distribution designated by such Grandfathered Employee or Grandfathered Retired Employee; provided however, that payment to a Beneficiary who is not the Spouse of the Grandfathered Employee or Grandfathered Retired Employee shall be made no later than one (1) year following the death of the Grandfathered Employee or Grandfathered Retired Employee.

Any election to receive an Optional Payment with respect to any Allowance or Allowances under the Plan shall be independent of any election with respect to benefits payable under the Retirement Plan, the Profit-Sharing Plan, or any other plan of a member of the Controlled Group.

(dd)    “Payment Date” shall mean:

(i)With respect to payment of a benefit under the Plan other than a UST Plan Benefit, the first day of the third calendar month following the month in which the Employee Separates from Service; and

(ii)In all cases of a payment due under the Plan with respect to a UST Plan Benefit on behalf of a UST Employee that would have been payable pursuant to Part V of the Retirement Plan but for the Statutory Limitations or for any other reason but that are payable pursuant to the provisions of the Plan, the Payment Date shall mean the first of the month following the latest of:

(A)	January 31, 2009,

(B)	the UST Employee’s Separation from Service, or

(C)	the UST Employee’s attainment of age fifty-five (55);

if the UST Employee dies after the Payment Date but before actual payment is made, the Payment Date shall be the day following the date of death, but no later than December 31st of the year in which the UST Employee dies.

Notwithstanding the foregoing, in all cases of a Separation from Service other than on account of death, the Payment Date in the case of a Specified Employee shall be the first day of the seventh calendar month following the date that such Specified Employee Separates from Service.

(iii)With respect to a payment under the Plan to an individual other than the Employee pursuant to the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code), the Payment Date shall be the date necessary to fulfill such domestic relations order.

(iv)With respect to the Benefit Equalization Profit-Sharing Allowance credited pursuant to ARTICLE IIB(1), IIB(2)(a), IIB(2)(c), and IIC(1)(a)(ii) for the year in which the Employee Separates from Service, the Payment Date for such amount shall mean the date on which such amount is credited in the year following the year in which the Employee Separates from Service, and the Payment Date shall be no later than June 30 of such year.

(ee)    “Plan” shall mean the Benefit Equalization Plan described herein and in any amendments hereto.

(ff)    “Profit-Sharing Plan” shall mean the Deferred Profit-Sharing Plan for Salaried Employees, effective January 1, 1956, and as amended from time to time.

(gg)    “Qualified Plans” shall mean the Retirement Plan and the Profit-Sharing Plan.

(hh)     “Retired Employee” shall mean a former Employee who is eligible for or in receipt of, an Allowance. A Retired Employee shall cease to be such when he has received all of the Allowances payable to him under the Plan.

(ii)“Retired TP Employee” shall mean a former TP Employee who is eligible for or in receipt of, an Allowance pursuant to ARTICLE IIC of the Plan. A Retired TP Employee shall cease to be such when he has received all of the Allowances payable to him under the Plan.

(jj)     “Retirement Plan” shall mean Parts I and II of the Altria Retirement Plan, effective as of September 1, 1978, and as amended from time to time.

(kk)    “Section 415 Limitations” shall mean:

(i)in the case of the Retirement Plan, the limitations on benefits applicable to defined benefit plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder, and

(ii)in the case of the Profit-Sharing Plan, the limitations on contributions applicable to defined contribution plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder.

(ll)    “Secular Trust Participant” shall mean a Grandfathered Employee who signed an enrollment agreement to participate in the secular trust arrangement.

(mm)    “Separation from Service,” “Separates from Service” or “Separated from Service” shall each have the same meaning as the term “separation from service” in Treasury Regulation Section 1.409A-1(h)(1); provided, however, that with respect to the payment of any Grandfathered Allowance that is not subject to Section 409A of the Code, such terms shall mean the date that the Employee terminated his services as an Employee with his Participating Company and each other member of the Controlled Group.

(nn) “Single Sum Payment” shall mean payment of a benefit or portion of a benefit in a single payment to a Retired Employee, or to the Spouse or other Beneficiary of an Employee, Deceased Employee or deceased Retired Employee. A Single Sum Payment shall be (i) the Actuarial Equivalent of all or that portion of the Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Retired Employee, and (ii) the Actuarial Equivalent of the (or portion of the) Benefit Equalization Survivor Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Spouse of the Deceased Employee or deceased Retired Employee, in each case using the actuarial principles and assumptions set forth in EXHIBIT A to the Plan; provided, however, that a Single Sum Payment with respect to a Grandfathered Employee who is a Secular Trust Participant shall equal the greater of (i) the amount determined pursuant to the foregoing provisions of this ARTICLE I(nn) and (ii) the amount required to purchase a single life annuity (or, for purposes of a secular trust participant, a Benefit Equalization Joint and Survivor Allowance) equal to the benefit otherwise identified under the Plan from a licensed commercial insurance company, as determined in the sole discretion of the Administrator.

(i)A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Retirement Allowance (including payments with respect to benefits earned under the UST Plans), except with respect to:

(1)that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service; and

(2)that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who is a Secular Trust Participant who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Retirement Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment pursuant to ARTICLE IIE(3)(a) of the Plan and which election does not cease to be of any force and effect pursuant to ARTICLE IIE(3)(d) of the Plan.

(ii)A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Combined Allowance, except with respect to:

(1)    that portion of the Benefit Equalization Combined Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service; and

(2)    that portion of the Benefit Equalization Combined Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Combined Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment pursuant to ARTICLE IIE(3)(a) of the Plan and which election does not cease to be of any force and effect pursuant to ARTICLE IIE(3)(d) of the Plan.

(iii)A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Survivor Allowance, except with respect to that portion of the Benefit Equalization Survivor Allowance derived solely from that portion of the Benefit Equalization Combined Allowance or Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance

payable to the Spouse of a Grandfathered Deceased Employee or the Spouse of a deceased Grandfathered Retired Employee.

(iv)A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Profit-Sharing Allowance, except with respect to that portion of the Benefit Equalization Combined Allowance or Benefit Equalization Profit- Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance payable to a Grandfathered Retired Employee who is a Secular Trust Participant who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment pursuant to ARTICLE IIF(3) of the Plan.

(oo)     “Specified Employee” shall have the meaning given in Treasury Regulation Section 1.409A-1(i).

(pp)    “Statutory Limitations” shall mean:

(i)	the Section 415 Limitations, and

(ii)	the Compensation Limitation.

(qq)     “Supplemental Enrollment Agreement” shall mean the most recent of any Supplemental Employee Grantor Trust Enrollment Agreements and Supplemental Cash Enrollment Agreements between a TP Employee and a Participating Company or their affiliates or predecessors.

(rr)    “Survivor Allowance Latest Payment Date” shall mean the later of:

(i)December 31st of the year in which the Survivor Allowance Payment Date occurs, or

(ii)the fifteenth day of the third month following the Survivor Allowance Payment Date.

(ss)     “Survivor Allowance Payment Date” shall mean the first day of the third calendar month following the month in which the Deceased Employee or deceased Retired Employee died.

(tt)    “TP Employee” shall mean an Employee identified in Appendix 1, as a result of his participation in the target payment program for the calendar years 2005 through 2007.

(uu)     “Trust Account TP” shall mean the trust subaccount established pursuant to a Employee’s Supplemental Enrollment Agreement and to which target payments have been credited.

(vv)	“Trust Account TP Value” shall mean,

(i)with respect to a TP Employee for whom a Trust Account TP has been established, the sum of the amounts credited to the TP Employee’s Assumed Trust Account TP and Trust Account TP as of the earlier of the date:

(1)on which the TP Employee’s Trust Account TP is terminated and distributed in accordance with the procedures established by the Administrator,

(2)that is 60 days after the TP Employee’s Separation from Service, or

(3)	on which a Change in Control occurs, and

(ii)with respect to a TP Employee for whom a Trust Account TP has not been established, the amounts credited to the TP Employee’s Assumed Trust Account TP as of the earlier of the date:

(1)	of the TP Employee’s Separation from Service, or

(2)	on which a Change in Control occurs,

in each case, reduced by the estimated amount of any taxes that would be attributable to income or assumed income from these accounts assuming liquidation of the accounts as of the applicable determination date set out above, but which have not been paid or deducted from these accounts, calculated using the income tax rate assumptions set forth in Appendix 2 and disregarding any withholding for the TP Employee’s share of employment taxes.

(ww)     “UST Plan Benefit” shall mean the benefit earned by a UST Employee under the terms of the UST Plans as in effect on December 31, 2009, (including the provisions of the UST LLC Retirement Income Plan for Salaried Employees that ceased the earning of any service used to compute the amount of a UST Employee’s benefits as of December 31, 2009), including any increase in such benefit as a result of Compensation paid after December 31, 2009, and vesting service completed after December 31, 2009, that is used to determine if the UST Employee is eligible for any early retirement subsidy.

(xx)“UST Employee” shall mean an Employee who has accrued a UST Plan Benefit.
(yy)    “UST Plans” shall mean:
(i)the UST Inc. Benefit Restoration Plan, as amended and in effect immediately prior to the merger of that portion of its liabilities allocable to benefits that were payable from the Benefit Restoration Plan solely as a result of the limitations on compensation under Section 401(a)(17) of the Code into the liabilities of the Plan;

(ii)the UST Inc. Excess Retirement Benefit Plan, as amended and in effect immediately prior to the merger of its liabilities into the liabilities of the Plan; and

(iii)the UST Inc. Officers’ Supplemental Retirement Plan, as amended and in effect immediately prior to the merger of its liabilities into the liabilities of the Plan.

The masculine pronoun shall include the feminine pronoun unless the context clearly requires otherwise.

ARTICLE II

BENEFIT EQUALIZATION RETIREMENT ALLOWANCES, BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCES AND BENEFIT EQUALIZATION COMBINED ALLOWANCES

A.	Benefit Equalization Retirement Allowances and other benefits payable under this Plan with respect to a Retired Employee who was not a TP Employee shall be as follows:

(1)(a)     Subject to the provisions of subparagraphs (b), (c), and (d) of this ARTICLE IIA(1), the Benefit Equalization Retirement Allowance with respect to a Retired Employee who was not a TP Employee shall equal the sum of (i) and (ii) below:

(i)the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, exceeds the amount of the Retirement Allowance actually payable under the Retirement Plan, plus

(ii)in the case of a Retired Employee who is eligible to receive an enhanced benefit under the Qualified Plan (such as a benefit payable pursuant to a voluntary early retirement program or a shutdown benefit), but whose additional accrued benefit resulting solely from participation in such program or benefit may not be paid from the Qualified Plan because of the nondiscrimination requirements of Section 401(a)(4) of the Code, or the coverage requirements of Section 410(b) of the Code, the amount of such additional accrued benefit payable to such Retired Employee solely as a result of his participation in such program or benefit.

(b)In no event shall any increase in a Grandfathered Employee’s Benefit Equalization Retirement Allowance resulting from an amendment to the Retirement Plan to add or remove a subsidized benefit, change the time and form of payment of the Benefit Equalization Retirement Allowance earned prior to the date of such amendment.

(c)In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to the Retired Employee described in ARTICLE IIA(1)(a) of the Plan is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIE prior to the Retired Employee’s Benefit Commencement Date under the Retirement Plan, the amount of such Benefit Equalization Retirement Allowance shall equal the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, is reasonably estimated by the Administrator to exceed the amount of the Retirement Allowance which is projected by the Administrator to be actually payable under the Retirement Plan.

(d)In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to a Retired Employee described in ARTICLE IIA(1)(a) of the Plan is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIE prior to the date the Retired Employee shall have specified on his application for retirement as the Benefit Commencement Date of his Retirement Allowance under the Retirement Plan, the Single Sum Payment shall be calculated based on the assumption that the Retired Employee elected to receive a Retirement Allowance at his Unreduced Early Retirement Benefit Commencement Date or Unreduced Vested Retirement Benefit Commencement Date, as applicable to the Retired Employee.

(e)If, as a result of the execution of a General Release Agreement (and not revoking it), (A) an Employee first obtains a legally binding right to payment of an increase in his Benefit Equalization Retirement Allowance, (B) as of the first date the Employee obtains a legally binding right to such increase it is subject to a substantial risk of forfeiture (within the meaning of Treasury Regulation Section 1.409A-1(d)), then the amount of such increase in the Benefit Equalization Retirement Allowance with respect to such Employee shall be the amount as set forth in the General Release Agreement and shall be payable at the BEP Benefit Commencement Date specified in ARTICLE I(k)(1)(iv) of the Plan provided, however that no such increase in an Employee’s Benefit Equalization Allowance shall change either the time or form of payment of the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee otherwise payable pursuant to the terms of the Plan. The provisions of this paragraph are in lieu of, and not in addition to, the benefits provided pursuant to the provisions of ARTICLE IIA(1)(a)(ii) of the Plan.

(2)	The Spouse of

(a)a Deceased Employee (other than a TP Employee), or

(b)a deceased Retired Employee (other than a deceased Retired TP Employee and a Grandfathered Retired Employee who is a Secular Trust Participant who made an election for a Grandfathered Benefit Equalization Optional Payment Allowance and designated a Beneficiary other than his Spouse) who has died after his Date of Retirement and before his BEP Benefit Commencement Date, or

(c)a Grandfathered Retired Employee who is a Secular Trust Participant whose request for an Optional Payment pursuant to ARTICLE I(dd)(i)(2) or (3) of the Plan with respect to that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance has been granted by the Administrator, but who has died after his Date of Retirement and before his BEP Benefit Commencement Date, shall, in each case, be eligible to receive a Benefit Equalization Survivor Allowance.

B.	Benefit Equalization Profit-Sharing Allowances payable under this Plan shall be as follows:

(1)    The Benefit Equalization Profit-Sharing Allowance with respect to an Employee who is not a TP Employee or a Match-Eligible Employee shall equal the amounts which would have been credited, but were not credited to his Company Account in the Profit-Sharing Plan as a result of the Statutory Limitations.

(2)    The Benefit Equalization Profit-Sharing Allowance with respect to an Employee who is a Match-Eligible Employee, but who is not a TP Employee shall equal the sum of (a), (b) and (c) below:

(a)the amounts which would have been credited, but were not credited to his Company Account in the Profit-Sharing Plan as a result of the Statutory Limitations, plus

(b)beginning with the first calendar year for which the Match-Eligible Employee is eligible for an allocation of the Contribution to his Company Account in the Profit-Sharing Plan and for each year thereafter, provided that the Match-Eligible Employee receives a Company Contribution to his Company Account for each such year, the amount of Company Match Contributions that could not be made to the Profit- Sharing Plan for such calendar year as a result of the Statutory Limitations, assuming that the Match-Eligible Employee elected to make Salary Reduction Contributions, After-Tax Contributions, or a combination of Salary Reduction Contributions and After-Tax Contributions of three percent (3%) of such Match-Eligible Employee’s Compensation for such Plan Year, plus

(c)the amounts which would have been credited, but were not credited to his Supplemental Company Contribution Account in the Profit-Sharing Plan as a result of the Statutory Limitations.

In order to be eligible for the portion of the Benefit Equalization Profit-Sharing Allowance payable under subsection (2)(b) for a Plan Year, the Match-Eligible Employee must have made the maximum dollar amount of Elective Contributions (including Catch-up Contributions, if applicable to the Match-Eligible Employee) for such Plan Year, as described in Section 402(g)(1) of the Code.

(3)    The amounts credited pursuant to ARTICLE IIB(2)(a) and (c) shall be deemed credited on the same date as the Company Contribution is made to the Profit-Sharing Plan. The amounts credited pursuant to ARTICLE IIB(2)(b) shall be deemed credited on January 1 immediately succeeding the calendar year for which such Company Match Contributions could not be made to the Profit-Sharing Plan, except in the case of the year in which the Employee Separates from Service, in which case the amounts shall be deemed credited on the date of the Employee’s Separation from Service. All such amounts shall be deemed to have been invested in Part C of the Fund (as defined in the Profit-Sharing Plan) and valued in accordance with the provisions of the Profit-Sharing Plan.

C.	Benefit Equalization Combined Allowances payable under this Plan shall be as follows:

(1)    (a)     Subject to the provisions of subparagraphs (b), (c), and (d) of this ARTICLE IIC of the Plan, the Benefit Equalization Combined Allowance of a TP Employee shall be equal to the sum of clauses (i) and (ii) and subject to the proviso in clause (iii):

(i)    the amount by which the Full, Deferred, Early or Vested Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, expressed in the form of a Retirement Allowance, if computed without regard to the Statutory Limitations, exceeds the amount of the Full, Deferred, Early or Vested Retirement Allowance actually payable under the Retirement Plan, expressed in the form of a Retirement Allowance.

(A)In computing the amount under ARTICLE IIC(1)(a)(i) with respect to a TP Employee who is eligible for a Full, Deferred or Vested Retirement Allowance, but is not eligible for an Early Retirement Allowance as of the TP Employee’s Separation from Service or, if later, the end of the TP Employee’s policy severance, such Full, Deferred or Vested Allowance shall equal the Actuarial Equivalent of the TP Employee’s Benefit Equalization Combined Allowance (assuming that it is payable in monthly payments for the lifetime of the TP Employee), computed as though such Allowance were payable under the terms of the Retirement Plan as a Retirement Allowance at the later of age sixty-five (65), the age of the TP Employee at his Separation from Service or, if later, the end of the TP Employee’s policy severance.

(B)In computing the amount under ARTICLE IIC(1)(a)(i) with respect to a TP Employee who is eligible for an Early Retirement Allowance, whether reduced or unreduced, but is not eligible for a Full, Deferred or Vested Retirement Allowance, as of the TP Employee’s Separation from Service or, if later, the end of the TP Employee’s policy severance, such Early Retirement Allowance shall be the Actuarial Equivalent of the TP Employee’s Benefit Equalization Combined Allowance (assuming that it is payable in monthly payments for the lifetime of the Employee), computed as though such Allowance were payable under the terms of the Retirement Plan as a Retirement Allowance commencing on the first day of the month coincident with or next following the Employee’s Separation from Service, or, if later, at the end of the Employee’s policy severance. If such Allowance is to be paid in a Single Sum Payment, such Early Retirement Allowance shall equal the present value of such Allowance that would be payable to the former TP Employee as of the first day of the month coincident with or next following the Employee’s Separation from Service, or, if later, at the end of the Employee’s policy severance date, determined as of the first day of the month following the month in which the former TP Employee Separated from Service (or died, in the case of a payment to the Spouse of the deceased TP Employee); plus

(ii)    the amount which would have been credited, but were not credited to his Company Account in the Profit-Sharing Plan as a result of the Statutory Limitations; and

(iii)    provided, however, that, that portion of a TP Employee’s Benefit Equalization Combined Allowance which is not his Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance shall equal the amount of the TP Employee’s After-Tax BEP Combined Allowance converted to a pre-tax amount. Such pre-tax amount shall equal an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2), but disregarding any withholding for the TP Employee’s share of employment taxes, to equal the After-Tax BEP Combined Allowance.

(iv)    Sample calculations of a TP Employee’s Benefit Equalization Combined Allowance are set forth in Appendix 3.

(b)In no event shall any increase in a TP Employee’s Benefit Equalization Combined Allowance resulting from an amendment to the Retirement Plan to add or remove a subsidized benefit, change the time and form of payment of the Benefit Equalization Combined Allowance earned prior to the date of such amendment.

(c)In the event that all or any portion of the Benefit Equalization Combined Allowance with respect to the Grandfathered Retired Employee described in ARTICLE IIC(1)(a) of the Plan is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIE(1)(b) of the Plan prior to the TP Employee’s Benefit Commencement Date under the Retirement Plan, the amount of such Benefit Equalization Combined Allowance shall equal the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, is reasonably estimated by the Administrator to exceed the amount of the Retirement Allowance which is projected by the Administrator to be actually payable under the Retirement Plan.

(d)In the event that all or any portion of the Benefit Equalization Combined Allowance with respect to a Retired TP Employee described in ARTICLE IIC(1)(a) of the Plan is paid in a Single Sum Payment in accordance with the provisions of ARTICLE IIE(1)(b) of the Plan prior to the date the Retired TP Employee shall have specified on his application for retirement as the Benefit Commencement Date of his Retirement Allowance under the Retirement Plan, the Single Sum Payment shall be calculated based on the assumption that the Retired TP Employee elected to receive a Retirement Allowance at his Unreduced Early Retirement Benefit Commencement Date or Unreduced Vested Retirement Benefit Commencement Date, as applicable to the Retired TP Employee.

(e)If, as a result of the execution of a General Release Agreement (and not revoking it), (A) a TP Employee first obtains a legally binding right to payment of an increase in his Benefit Equalization Combined Allowance, (B) as of the first date the TP Employee obtains a legally binding right to such increase it is subject to a substantial risk of forfeiture (within the meaning of Treasury Regulation Section 1.409A-1(d)), then the amount of such increase in the Benefit Equalization Combined Allowance with respect to such TP Employee shall be the amount as set forth in the General Release Agreement and shall be payable at the BEP Benefit Commencement Date specified in ARTICLE I(k)(1)(iv) of the Plan, provided, however that no such increase in a TP Employee’s Benefit Equalization Combined Allowance shall change either the time or form of payment of that portion of the TP Employee’s Benefit Equalization Combined Allowance allocable to the Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance otherwise payable pursuant to the terms of the Plan.

(2)    The Spouse of a TP Employee or deceased Grandfathered Retired Employee who dies before his Benefit Equalization Combined Allowance is paid shall be eligible to receive that portion of the Grandfathered Employee’s or deceased Grandfathered Retired Employee’s Benefit Equalization Combined Allowance that is the Benefit Equalization Survivor Allowance, provided that, with respect to that portion of his Benefit Equalization Combined Allowance allocable to his Grandfathered Benefit Equalization Retirement Allowance, the deceased Grandfathered Retired Employee did not make an election for a Grandfathered Benefit Equalization Optional Payment Allowance and designated a Beneficiary other than his Spouse; and, provided, further, that with respect to that portion of his Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Retirement Allowance, such Benefit Equalization Survivor Allowance shall be the amount calculated as follows:

(a)Determine the amount, if any, by which (i) the Grandfathered Employee’s Trust Account TP Value exceeds (ii) the amount calculated under ARTICLE IIC(3)(a) below.

(b)If the TP Employee dies before terminating employment with the Controlled Group, determine one half of the amount that would be that portion of the Grandfathered Employee’s Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Retirement Allowance if (i) the TP Employee had survived and had a Separation from Service on his date of death and (ii) the term Benefit Equalization Joint and Survivor Allowance were substituted for the term Retirement Allowance in each place that such term appears in ARTICLE IIA(1)(a) of the Plan.

(c)Determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2, but disregarding any withholding for the Grandfathered Employee’s share of employment taxes) were withheld on the amount determined under ARTICLE IIC(2)(b).

(d)If the TP Employee dies after terminating employment with the Controlled Group but before his BEP Benefit Commencement Date, determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2), but disregarding any withholding for the Grandfathered Employee’s share of employment taxes, were withheld on that portion of the Grandfathered

Employee’s Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Retirement Allowance.

(e)The portion of the Benefit Equalization Survivor Allowance that is not the Grandfathered Benefit Equalization Retirement Allowance shall equal an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2, but disregarding any withholding for the Grandfathered Employee’s share of employment taxes) to equal:

(i)If the TP Employee dies before terminating employment with the Controlled Group, the amount by which (i) the amount determined under ARTICLE IIC(2)(c) of the Plan exceeds (ii) the remaining Trust Account TP Value, if any, determined under ARTICLE IIC(2)(a) of the Plan; or

(ii)If the TP Employee dies after terminating employment with the Controlled Group but before his BEP Benefit Commencement Date, the amount by which (i) the amount determined under ARTICLE IIC(2)(d) of the Plan exceeds (ii) the remaining Trust Account TP Value, if any, determined under ARTICLE IIC(2)(a) of the Plan.

(3)    If a Grandfathered Employee dies before his Benefit Equalization Combined Allowance has been paid, the Grandfathered Employee’s Beneficiary shall be eligible to receive that portion of his Benefit Equalization Combined Allowance allocable to his Benefit Equalization Profit-Sharing Allowance; provided that the portion of such Allowance that is not the Grandfathered Benefit Equalization Profit-Sharing Allowance shall be in an amount calculated as follows:

(a)Determine the amount that would remain if income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2, but disregarding any withholding for the Grandfathered Employee’s share of employment taxes) were withheld on that portion of the Grandfathered Employee’s Benefit Equalization Profit-Sharing Allowance that is not the Grandfathered Benefit Equalization Profit-Sharing Allowance.

(b)Determine the amount, if any, by which (i) the amount determined under ARTICLE IIC(3)(a) exceeds (ii) the Grandfathered Employee’s Trust Account TP Value.

(c)The portion of such Benefit Equalization Profit-Sharing Allowance that is not the Grandfathered Benefit Equalization Profit-Sharing Allowance payable under this ARTICLE IIC(3) shall equal an amount sufficient to cause the amount remaining after withholding of income taxes (determined as if withholding for federal, state and local income taxes were effected at the rates specified in Appendix 2, but disregarding any withholding for the Grandfathered Employee’s share of employment taxes) to equal the amount, if any, determined under ARTICLE IIC(3)(b).

(4)    The Beneficiary of a Grandfathered Retired Employee whose request for an Optional Payment in the form of a Grandfathered Benefit Equalization Optional Payment

Allowance has been granted by the Administrator, but who dies after his Date of Retirement and prior to his BEP Benefit Commencement Date shall be eligible to receive that portion of the Grandfathered Benefit Equalization Optional Payment Allowance elected by the Grandfathered Retired Employee which is payable after the death of the Grandfathered Retired Employee.

(5)    The Spouse of a Grandfathered Retired Employee whose request for an Optional Payment pursuant to clauses (2) or (3) of ARTICLE I(dd)(i) of the Plan with respect to that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance has been granted by the Administrator, but who dies after his Date of Retirement and prior to his BEP Benefit Commencement Date, shall be eligible to receive a Benefit Equalization Survivor Allowance.

D.	UST Plan Benefit payable under this Plan shall be as follows:

(1)    The UST Plan Benefit of a UST Employee who is not a UST Supplemental Retirement Participant shall be paid in a Single Sum Payment on the Payment Date specified in ARTICLE I(ee)(ii)(1).

(2)    The UST Plan Benefit of a UST Supplemental Retirement Participant shall be paid in a Single Sum Payment on the Payment Date specified in ARTICLE I(ee)(ii)(2).

E.	BEP Benefit Commencement Date and termination of Benefit Equalization Combined Allowances and Benefit Equalization Retirement Allowances payable in the form of an Optional Payment:

(1)    (a)     The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE IIA(1)(a) of the Plan shall be distributed in a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(k)(1)(i). If a Retired Employee described in ARTICLE IIA(1)(a) dies after his Date of Retirement and before payment of his Benefit Equalization Retirement Allowance is paid in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(k)(1)(i).

(b)Except as provided in ARTICLE IIE(1)(c) below, the Benefit Equalization Combined Allowance payable pursuant to ARTICLE IIC(1) of the Plan shall be distributed to a Grandfathered Retired Employee who is eligible for an Early, Full or Deferred Retirement Allowance in a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(k)(1)(i). If the Grandfathered Retired Employee dies after his Date of Retirement and before payment of his Benefit Equalization Combined Allowance is paid in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(k)(1)(i) of the Plan.

(c)The Benefit Equalization Combined Allowance payable pursuant to ARTICLE IIC(1) of the Plan shall be distributed to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service, as follows:

(i)that portion of the Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Allowance shall be distributed in accordance with the Grandfathered Retired Employee’s BEP Benefit Commencement Date described in ARTICLE I(k)(1)(iii) of the Plan and shall be paid in the same form of Optional Payment which the Grandfathered Retired Employee’s Vested Retirement Allowance is paid from the Retirement Plan; and

(ii)that portion of the Benefit Equalization Combined Allowance that is not the Grandfathered Benefit Equalization Allowance shall be distributed to the Retired Employee in a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(k)(1)(i) of the Plan.

(2)    If any Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance payable in a Single Sum Payment is paid after the first day of the third calendar month following the month in which the Retired Employee Separates from Service, interest shall be credited on such amount from the first day of the third calendar month following the month in which the Retired Employee Separates from Service to the last day of the month preceding the month in which payment is made. Interest will be credited at the applicable federal short-term rate under Code section 1274(d), applying monthly compounding, as in effect for the month immediately preceding the month of payment.

(3)    (a)    A Grandfathered Retired Employee who is a Secular Trust Participant who is eligible to retire on a Full, Deferred or Early Retirement Allowance at his Separation from Service may make application to the Administrator to receive an Optional Payment with respect to that portion of his Benefit Equalization Combined Allowance allocable to his Grandfathered Benefit Equalization Retirement Allowance in lieu of the Single Sum Payment otherwise payable after his Date of Retirement. The application for an Optional Payment shall specify:

(i)    the form in which such Optional Payment is to be paid;

(ii)    the Beneficiary, if any, who will receive benefits after the death of the Grandfathered Retired Employee; and

(iii)	the BEP Benefit Commencement Date.

(b)In the case of a Grandfathered Retired Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Retired Employee attains the age of sixty-five (65) years.

(c)The Administrator may grant or deny any such application in its sole and absolute discretion. Except as provided in Subparagraphs (d)(i) and (f) of this ARTICLE IIE, a Grandfathered Retired Employee shall not receive that portion of his Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Retired Employee application for an Optional Payment. In the event the Grandfathered Retired Employee incurs a Change in Circumstance on or after the date of the filing of the application for an Optional Payment and prior to his BEP Benefit Commencement Date, the Grandfathered Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than his BEP Benefit Commencement Date, to change the form of Optional Payment, or to change the Beneficiary who is to receive a benefit after the death of the Grandfathered Retired Employee in accordance with the Optional Payment method originally filed with the Administrator.

(d)	An application for an Optional Payment shall be of no force and effect if:

(i)the Grandfathered Retired Employee does not retire on a Full, Deferred or Early Retirement Allowance;

(ii)the Grandfathered Retired Employee incurs a disability at any time before the date his Optional Payment commences to be made which causes him to be eligible for benefits under the Long-Term Disability Plan for Salaried Employees; or

(iii)the Grandfathered Retired Employee is retired for ill health or disability under Paragraph S2.03(b) of Part II of the Retirement Plan.

(e)In the event the application for an Optional Payment is of no force and effect as a result of an event described in clauses (ii) or (iii) of ARTICLE IIE(3)(d) of the Plan, payment of that portion of the Grandfathered Retired Employee’s Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance shall be made in a Single Sum Payment pursuant to ARTICLE I(k)(1) of the Plan on the Payment Date, but not later than the Latest Payment Date, but otherwise such application for an Optional Payment shall be effective on the Grandfathered Retired Employee’s Date of Retirement on a Full, Deferred or Early Retirement Allowance and the Grandfathered Retired Employee’s benefits shall commence on the BEP Benefit Commencement Date specified in ARTICLE I(k)(1)(ii)(A) of the Plan; provided, however, that if within the one (1) year period following the date of the filing of the application with the Administrator the Grandfathered Retired Employee voluntarily retires or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced by one percent (1%) for each month (or portion of a month) by which the month in which the Grandfathered Retired Employee’s termination of employment precedes the first anniversary of the filing of the application with the Administrator and his benefits shall commence in the BEP Benefit Commencement Date specified in ARTICLE I(k)(1)(ii)(B) of the Plan.

(f)If a Grandfathered Retired Employee whose request for an Optional Payment in the form of a Grandfathered Benefit Equalization Optional Payment Allowance has been granted by the Administrator dies after his Date of Retirement and prior to his BEP Benefit Commencement Date, his Beneficiary shall be eligible to receive that portion of the Grandfathered Benefit Equalization Optional Payment Allowance elected by the Grandfathered Retired Employee which is payable after the death of the Grandfathered Retired Employee.

(g)	Notwithstanding the preceding provisions of this Paragraph E,

(i)    the Administrator may cause the distribution of that portion of the Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance to any group of similarly situated Grandfathered Retired Employees (or their Spouses or other Beneficiaries) in a Single Sum Payment or as an Optional Payment; and

(ii)    the Administrator shall distribute that portion of an Employee’s Benefit Equalization Combined Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in a Single Sum Payment if such portion of the Benefit Equalization Combined Allowance payable in equal monthly payments is not more than $250 per month.

(4)    The Benefit Equalization Survivor Allowance payable pursuant to ARTICLE IIA(2)(a) and ARTICLE IIC(2) of the Plan shall be paid in a Single Sum Payment on the BEP Benefit Commencement Date described in ARTICLE I(k)(3)(i)(A) provided, however, that the portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance shall be paid on the BEP Benefit Commencement Date described in ARTICLE I(k)(3)(i)(B).

F.	Commencement and termination of Benefit Equalization Profit-Sharing Allowances:

(1)    The Benefit Equalization Profit-Sharing Allowance payable pursuant to ARTICLE IIB(1) of the Plan shall be distributed to the Retired Employee in a Single Sum Payment on the Payment Date, but not later than the Latest Payment Date, unless, solely in the case of a Grandfathered Retired Employee, the Administrator has approved his election to have distribution of that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance made in accordance with ARTICLE IIF(3) of the Plan.

(2)    If an Employee or Retired Employee dies before his Single Sum Payment has been paid and without having the approval by the Administrator for payment of that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment, the Single Sum Payment otherwise payable to the Employee or Retired Employee shall be paid to his Beneficiary on the Payment Date, but not later than the Latest Payment Date.

(3)    If any Benefit Equalization Profit-Sharing Allowance payable in a Single Sum Payment is paid after the first day of the third calendar month following the month in which the Retired Employee Separates from Service, interest shall be credited on such amount from the first day of the third calendar month following the month in which the Retired Employee Separates from Service to the last day of the month preceding the month in which payment is made. Interest will be credited at the applicable federal short-term rate under Code section 1274(d), applying monthly compounding, as in effect for the month immediately preceding the month of payment.

(4)    (a)    A Grandfathered Employee who is a Secular Trust Participant may make an application to the Administrator to receive an Optional Payment with respect to that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in lieu of the Single Sum Payment otherwise payable to him on the Benefit Commencement Date specified in ARTICLE I(k)(2) after he becomes a Grandfathered Retired Employee. The application for an Optional Payment shall specify:

(i)    the form in which such Optional Payment is to be paid; and

(ii)    the Beneficiary who will receive the balance of that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance after the death of the Grandfathered Employee or Grandfathered Retired Employee.

(b)In the case of a Grandfathered Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Employee attains the age of sixty-five (65) years.

(c)The Administrator may grant or deny any such application in its sole and absolute discretion. A Grandfathered Employee shall not receive that portion of his Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Employee’s application for an Optional Payment. In the event the Grandfathered Employee or Grandfathered Retired Employee has elected to receive his Optional Payment over the joint life expectancies of he and his Beneficiary and incurs a Change in Circumstance described in ARTICLE I(l)(ii), ARTICLE I(l)(iii), or ARTICLE I(l)(iv) of the Plan on or after the date of the filing of the application and prior to the date his Optional Payment commences to be paid, the Grandfathered Employee or Grandfathered Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than the date his Optional Payment is scheduled to commence to be paid to designate a new Beneficiary or elect to receive his Optional Payment over the life expectancy of the Grandfathered Employee or Grandfathered Retired Employee.

(d)If within the one (1) year period following the date of the filing of the application for an Optional Payment with the Administrator, the Grandfathered Employee voluntarily retires (other than for ill health or disability under Paragraph S2.03(b) of Part

II of the Retirement Plan), voluntarily terminates his employment with his Participating Company (other than for a disability which causes him to be eligible for benefits under the Long-Term Disability Plan for Salaried Employees), or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced in the same manner as specified in ARTICLE IIE(3)(e) hereof.

(e)If a Grandfathered Retired Employee dies after he Separates from Service and prior to the date his Grandfathered Benefit Equalization Profit-Sharing Allowance is paid or commences to be paid, payment shall be made to his Beneficiary commencing in the form and on the date specified in the application.

(5)	Notwithstanding the preceding provisions of this Paragraph F:

(a)the Administrator may cause the distribution of that portion of the Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance to any group of similarly situated Beneficiaries in a Single Sum Payment or as an Optional Payment; and

(b)the Administrator shall distribute a Grandfathered Employee’s or Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance in a Single Sum Payment if the value of such Benefit Equalization Profit-Sharing Allowance is not more than $10,000.

(c)The Administrator may accelerate the payment of all or any portion of a Benefit Equalization Profit-Sharing Allowance (other than the Benefit Equalization Profit-Sharing Allowance of a Grandfathered Employee) to an individual other than the Retired Employee to the extent necessary to fulfill a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

G.	Application or Notification for Payment of Allowances:

An application for retirement pursuant to Paragraph G2.07 of Part I and Paragraph S2.07 of Part II of the Retirement Plan shall be deemed notification to the Administrator of the BEP Benefit Commencement Date of a Benefit Equalization Retirement Allowance, Benefit Equalization Combined Allowance (or other benefit) in accordance with the terms of this Plan. In the event a Grandfathered Employee shall not have elected an Optional Payment method with respect to his Grandfathered Benefit Equalization Retirement Allowance, any such notification shall specify the Beneficiary to whom payment of the Single Sum Payment shall be made in the event the Employee dies after his Date of Retirement and prior to his BEP Benefit Commencement Date.

An Employee or Retired Employee (or Beneficiary) shall make application to the Administrator (or his delegate) for distribution of Benefit Equalization Profit-Sharing Allowance under this Plan.

Notwithstanding the foregoing provisions of this Paragraph G, payment shall be made on the BEP Benefit Commencement Date applicable to the Employee or former Employee, regardless of whether an application is or is not filed.

H.	Allocation of Payments:

(1)    The Administrator may use any reasonable method, as determined in his sole discretion, to designate amounts paid under the Plan to a TP Employee (or Spouse or other Beneficiary) as a Benefit Equalization Retirement Allowance (other than that portion that is the Grandfathered Benefit Equalization Retirement Allowance) and Benefit Equalization Profit- Sharing Allowance (other than that portion that is the Grandfathered Benefit Equalization Profit- Sharing Allowance) and to allocate benefits among the plans, programs and arrangements that constitute the Plan as described herein.

(2)    The Administrator may make payment of all or a portion of a Benefit Equalization Profit-Sharing Allowance to an individual other than the Retired Employee to the extent necessary to fulfill a domestic relations order (as defined in Section 414(p)(1)(B) of the Code) and the amount of the Allowance payable to the Retired Employee shall be reduced to the extent necessary to reflect such payment.

ARTICLE III

FUNDS FROM WHICH ALLOWANCES ARE PAYABLE

Individual accounts shall be established for the benefit of each Employee and Retired Employee (or Beneficiary) under the Plan. Any benefits payable from an individual account shall be payable solely to the Employee, Retired Employee (or Beneficiary) for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Employee’s or Retired Employee’s Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements. In no event shall any such trust or trusts be outside of the United States. The contributions by each Participating Company on behalf of its Employees and Retired Employees to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan.

ARTICLE IV

THE ADMINISTRATOR AND MANAGEMENT COMMITTEE

The general administration of the Plan shall be vested in the Administrator.

All powers, rights, duties and responsibilities assigned to the Administrator and the Management Committee under the Retirement Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Administrator and the Management Committee under the terms of this Plan, except that the Administrator and Management Committee shall not be a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to any portion or all of the Plan which is intended to be exempt from the requirements of ERISA pursuant to Section 4(b)(5) of ERISA or which is described in Section 401(a)(1) of ERISA and exempt from the requirements of Part 4 of Title I of ERISA.

ARTICLE V

AMENDMENT AND
DISCONTINUANCE OF THE PLAN

The Board may, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Altria Group, Inc. is not required: (1) to the Corporate Employee Benefit Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000 and (2) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

Any amendment to the Plan may effect a substantial change in the Plan and may include (but shall not be limited to) any change deemed by the Company to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such amendment.

The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such discontinuance.

ARTICLE VI

FORMS; COMMUNICATIONS

The Administrator shall provide such appropriate forms as it may deem expedient in the administration of the Plan and no action to be taken under the Plan (for which a form is so provided) shall be valid unless upon such form. Any Plan communication may be made by electronic medium to the extent allowed by applicable law. The Administrator may adopt reasonable procedures to enable an Employee or Retired Employee to make an election using electronic medium (including an interactive telephone system and a website on the Intranet).

All communications concerning the Plan shall be in writing addressed to the Administrator at such address as may from time to time be designated. No communication shall be effective for any purpose unless received by the Administrator.

ARTICLE VII
INTERPRETATION OF PROVISIONS

The Administrator shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance or Benefit Equalization Combined Allowance in accordance with a form of distribution authorized under the Retirement Plan and to grant or deny requests for payment of a Benefit Equalization Profit-Sharing Allowance in accordance with a form of distribution authorized under the Profit-Sharing Plan to the extent permitted under Section 409A of the Code. The Management Committee for Employee Benefits shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance, Benefit Equalization Combined Allowance or Benefit Equalization Profit-Sharing Allowance by the Administrator.

The Administrator shall have full power and authority with respect to all other matters arising in the administration, interpretation and application of the Plan, including discretionary authority to construe plan terms and provisions, to determine all questions that arise under the Plan such as the eligibility of any employee of a Participating Company to participate under the Plan; to determine the amount of any benefit to which any person is entitled to under the Plan; to make factual determinations and to remedy any ambiguities, inconsistencies or omissions of any kind.

The Plan is intended to comply with the applicable requirements of Section 409A of the Code. Accordingly, where applicable, this Plan shall at all times be construed and administered in a manner consistent with the requirements of Section 409A of the Code and applicable regulations without any diminution in the value of benefits.

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS

A.
In the event of a Change in Control, each Employee shall be fully vested in his Allowances and any other benefits accrued through the date of the Change in Control (“Accrued Benefits”). Each Employee (or his Beneficiary) shall, upon the Change in Control, be entitled to a lump sum in cash, payable within thirty (30) days of the Change in Control, equal to the Actuarial Equivalent of his Accrued Benefits, determined using actuarial assumptions no less favorable than those used under the Supplemental Management Employees’ Retirement Plan immediately prior to the Change in Control.

B.	Definition of Change in Control.

(1)“Change in Control” shall mean the happening of any of the following events with respect to a Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance:

(a)The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d- 3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Altria Group, Inc. (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Altria Group, Inc. entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from Altria Group, Inc., (ii) any acquisition by Altria Group, Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Altria Group, Inc. or any corporation controlled by Altria Group, Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or

(b)Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Altria Group, Inc.’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)Approval by the shareholders of Altria Group, Inc. of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company

Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Altria Group, Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Altria Group, Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)Approval by the shareholders of Altria Group, Inc. of (i) a complete liquidation or dissolution of Altria Group, Inc. or (ii) the sale or other disposition of all or substantially all of the assets of Altria Group, Inc., other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Altria Group, Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Altria Group, Inc. or were elected, appointed or nominated by the Board.

(2)“Change in Control” shall mean the happening of any of the events specified in Treasury Regulation Section 1.409A- 3(i)(5)(v), (vi) and (vii) with respect to a Benefit

Equalization Retirement Allowance, Benefit Equalization Profit-Sharing Allowance and that portion of a Benefit Equalization Combined Allowance that is not a Grandfathered Benefit Equalization Retirement Allowance and that portion of a Benefit Equalization Combined Allowance that is not a Grandfathered Benefit Equalization Profit-Sharing Allowance. For purposes of determining if a Change in Control has occurred, the Change in Control event must relate to a corporation identified in Treasury Regulation Section 1.409A- 3(i)(5)(ii), provided, however, that (i) the spin-off of the shares of Philip Morris International Inc. to the shareholders of Altria Group, Inc. shall not be considered to be a Change in Control and (ii) any change in the Incumbent Board coincident with such spin-off shall not be considered to be a Change in Control.

EXHIBIT A

ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT

The applicable interest rate for determining a Single Sum Payment shall be the three-tiered segment rates under Section 417(e)(3)(C) of the Code, taking the average of such rates in effect for each of the 24 months preceding the Employee’s Date of Retirement, less ½ of 1%. The applicable mortality table for determining a Single Sum Payment shall be the mortality table specified in Section 417(e)(3)(B) of the Code.

ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT UNDER UST PLANS

The applicable mortality table and interest rate for determining a Single Sum Payment with respect to the UST Plans shall be the mortality table prescribed by the Secretary of the Treasury under Section 417(e)(3)(B) of the Code, as in effect on the date the Participant terminates employment, and the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full month preceding the month in which the Participant Separates from Service.

APPENDIX 1

TP EMPLOYEES

(1)	Martin Barrington
(2)	Timothy Beane	Separated from Service January 31, 2011
(3)	Kevin P. Benner	Separated from Service March 31, 2010
(4)	David R. Beran
(5)	Nancy Brennan	Separated from Service March 31, 2012
(6)	Peter C. Faust	Separated from Service February 29, 2012
(7)	Christopher L. Irving	Separated from Service March 2, 2009
(8)	Craig A. Johnson
(9)	Denise Keane
(10)	Douglas B. Levene	Separated from Service February 16, 2010
(11)	Henry P. Long, Jr.	Separated from Service December 31, 2011
(12)	John J. Mulligan
(13)	John R. Nelson, Jr.
(14)	Peter P. Paoli	Separated from Service November 30, 2012
(15)	Daniel W. Riegel	Separated from Service June 30, 2011
(16)	Nancy S. Rights	Separated from Service March 1, 2009
(17)	Alex T. Russo
(18)	Brian Schuyler	Separated from Service January 15, 2012
(19)	Steven P. Seagriff	Separated from service July 31, 2014
(20)	John M. Spera
(21)	Michael E. Szymanczyk	Separated from Service May 31, 2012
(22)	Linda Warren	Separated from Service February 24, 2012
(23)	Ross M. Webster	Separated from Service February 29, 2012
(24)	Howard A. Willard

APPENDIX 2

TAX ASSUMPTIONS

Federal income tax rate: The highest marginal Federal income tax rate as adjusted for the Federal deduction of state and local taxes and the phase out of Federal deductions under current law (or as adjusted under any subsequently enacted similar provisions of the Internal Revenue Code).

State income tax rate:    Except with respect to additional benefits attributable to the provisions of a Grandfathered Employee’s Designation of Participation, the highest adjusted marginal state income tax rate based on a Grandfathered Employee’s state of residence on the date of the Grandfathered Employee’s Separation from Service. With respect to those additional benefits that are attributable to the provisions of a Grandfathered Employee’s Designation of Participation, the highest marginal state income tax rate based on the state in which the Grandfathered Employee is or was employed by a Participating Company on the date of his Separation from Service.

Local income tax rate:    Except with respect to additional benefits attributable to the provisions of a Grandfathered Employee’s Designation of Participation, the highest adjusted marginal local income tax rate (taking into account the Grandfathered Employee’s resident or nonresident status) based on the Grandfathered Employee’s locality of residence on the date of the Grandfathered Employee’s Separation from Service. With respect to those additional benefits that are attributable to the provisions of a Grandfathered Employee’s Designation of Participation, the highest marginal state income tax rate (taking into account the Grandfathered Employee’s resident or nonresident status) based on the locality in which the Grandfathered Employee is or was employed by a Participating Company on the date of his Separation from Service.

Exception:    In the case of a Grandfathered Employee who is an expatriate actively employed by a Participating Company and subject to United States taxation for all purposes, income taxes shall generally be computed as follows: Expatriate taxes will be calculated assuming the highest marginal Federal income tax rate as adjusted for the Federal deduction of state and local taxes and the phase-out of Federal deductions under current law (or as adjusted under any subsequently enacted similar provisions of the Code). The applicable state and local tax rates will be adjusted to reflect a Grandfathered Employee’s expatriate status to the extent appropriate.

Capital gains: The ordinary income or capital gains character of items of trust investment income or deemed investment income shall be taken into account as relevant.

The above principles shall generally be applied in determining tax-rate assumptions for the relevant purpose, but the Administrator shall have the authority in its discretion to alter the assumptions made as deemed appropriate to take into account particular facts and circumstances.

APPENDIX 3

CALCULATION OF BENEFIT
EXECUTIVE TRUST ARRANGEMENT PARTICIPANT

1.Calculate Pension benefit payable in form of single life annuity as of Normal Retirement Date, based on benefit earned to:

•	December 31, 2004 (Grandfathered Benefit)

•	December 31, 2007 (End of Target Payment Program)

•	Date of retirement/termination

2.As of each of the above three dates allocate benefits between the qualified plan and the BEP

a.	Determine Qualified Plan Benefit payable at Normal Retirement Date

b.	Determine entire (Unlimited) benefit payable at Normal Retirement Date

c.	Determine portion payable from BEP (Subtract 2a from 2b)

d.	Apply early retirement factor

•	For terminations prior to age 55, use age 55 factor (.40)

•	For terminations on or after age 55, use expected retirement age

•	Use early retirement factor for Grandfathered Benefit based on age on 12/31/04

e.	Determine BEP benefit at Benefit Commencement Date

•	For terminations prior to age 55, assume age 55

•	For terminations on or after age 55, use expected retirement age

3.	Calculate “top-up” payment for Grandfathered Benefits from funding account
a.Determine applicable early retirement factor (using employee’s age on 12/31/04 and assuming, in the case of an employee under age 55 at termination, that he/she will elect to receive benefits at age 55
b.Calculate Grandfathered Benefit with early retirement factor growth (each Item 1 times 3a).

c.	Calculate lump sum value payable at age 55 on a before-tax and after-tax basis
d.Ascertain Grandfathered Deferred Profit-Sharing BEP balance (deemed to be distributed at termination of employment)

•	Use balance as of most recent year end

•	Add any contributions (Company and Company-Match), plus earnings

•	Ascertain after-tax value

e.	Calculate “top-up” payment for Grandfathered Benefit from funding account
i.Ascertain estimated funding account balance at termination of employment (after-tax)
ii.Subtract funding account assets used to satisfy Grandfathered DPS BEP (Item 3d)

iii.Determine if any “top-up” payment needed to satisfy any remaining Grandfathered DPS BEP liability (after-tax)
iv.Balance of any funding account assets to be used for future Grandfathered Pension BEP (assumed to be at age 55)

v.	Balance as of date of termination and projected to age 55

vi.	Determined on pre-tax and after-tax basis

•	Ascertain pre-tax and after-tax lump sum value of Grandfathered Pension BEP at age 55

•	Subtract 3(e)(iv) (after-tax) from 3c (after-tax)

4.	Ascertain Post 2004 BEP Pension and DPS Plan Benefit

i.	As of December 31, 2004 ($0)

ii.	As of date of termination

iii.	Compute as annuity and pre-tax and after-tax lump sum values
a.Estimate Post 2004 DPS BEP Account as of date of termination
i.Total hypothetical BEP DPS contributions made via target payments in 2006, 2007 and 2008 and add earnings

ii.	Convert to after-tax amount
iii.Add post-target payment DPS BEP contributions and convert to after-tax amount
iv.Total 4(a)(ii) and 4(a)(iii) to determine Post 2004 DPS BEP Account
b.Determine total Post 2004 BEP Pension and DPS Plan Benefit as of date of termination for “top-up” payment
i.    Sum of 4(ii) and 4(a)(iv) equals 4(b)

ii.	Ascertain estimated target payment account balance (after-tax)
iii.    Subtract 4(b)(ii) from 4(b)(i) to ascertain estimated “top-up” payment

EXECUTIVE TRUST ARRANGEMENT
Your Estimated Retirement Benefits Under the BEP
Assuming Projected Plan Interest Rate and Current Federal Tax Rate (35%)

Name:	Assumed Retirement Date:
Date of Birth:	Assumed Retirement Age:
Date of Hire:	Final Average Earnings:
Normal Retirement Age:

1.	Your Estimated Retirement Benefits at your Assumed Retirement Age:

Your total pension benefit is determined at your Normal Retirement Age (Age 65), without regard to any IRS limits. Your benefits are pre-tax amounts.
Annual Annuities
1a.)	Total Pension Benefit unreduced for early commencement	$

Your Retirement Plan (i.e., tax qualified pension plan) benefit is determined reflecting IRS limits
1b.)	Retirement Plan Benefit at age 65	$

The difference between your total pension benefit and your Retirement Plan benefit
1c.)	Total BEP Pension Benefit at age 65 = 1a.) - 1b.)	$

If you retire at the Assumed Retirement Age, your benefits may be reduced for early commencement
1d.)	Adjustment for early benefit commencement	%
1e.)	Total BEP Pension Benefit at Assumed Retirement Age = 1c.) x 1d.)	$

2.	Your Estimated Grandfathered BEP Benefits

Your Grandfathered BEP Benefits were accrued as of 12/31/2004 prior to a law change and are only payable as a lump sum. The annuity is shown for illustrative purposes only. Your Funding Payment account balance offsets the after-tax value of your Grandfathered BEP Benefits.

		Annual Annuities	Lump Sums
			Pre-tax	After-tax
2f.)	Grandfathered BEP Pension Benefit at Assumed Retirement Age	$	$	$
2g.)	Grandfathered BEP DPS Balance - reflects estimated earnings through your Assumed Retirement Date		$	$
In order to compare your benefits to the amounts that you have already received, your total Grandfathered BEP benefit is shown only as an after-tax amount.
2h.)	Total Grandfathered BEP Benefit = 2f.) + 2g.)			$

If you have a trust, your Funding Payment trust account balance will be distributed to you after your termination of employment.
2i.)	Estimated Funding Payment Asset Balance at Assumed Retirement Age			$

The difference between your after-tax Grandfathered BEP Benefit and your Funding Payment Asset Balance will be paid to you from Company assets. This payment will include an amount to cover the taxes that you will owe on the payment.
`
2j.)	Estimated Grandfathered BEP Payment at Assumed Retirement Age = 2h.) - 2i.)		$	$

3.	Your Estimated BEP Benefits

Your Ongoing BEP Benefits reflect all of your service for pension purposes and DPS contributions for service after 12/31/2004 but also take into account the amounts paid to you as Target Payments. These benefits are offset by your Grandfathered BEP Benefits. This amount is only payable as a lump sum. The annuity is shown for illustrative purposes only.

		Annual Annuities	Lump Sums
			Pre-tax	After-tax
3k.)	Ongoing BEP Pension Benefit at Assumed Retirement Age = 1e.) - 2f.)	$	$	$
3l.)
Ongoing BEP DPS Balance for Post-2004 Accruals - reflects estimated earnings and contributions through your Assumed Retirement Date (includes amounts in your Target Payments received in lieu of BEP DPS contributions)
			$	$

In order to compare this amount to your Target Payments, it is shown only as an after-tax amount.
3m.)	Total = 3k.) + 3l.)			$

If you have a trust, your Target Payment trust account balance will be distributed to you after your termination of employment.
3n.)	Estimated Target Payment Asset Balance at Assumed Retirement Age			$

The difference between your after-tax Total and your Target Payment Asset Balance will be your Ongoing BEP Benefit, which will be paid to you from Company assets. This payment will include an amount to cover the taxes that you will owe on the payment.

3o.)	Estimated Ongoing BEP Benefit at Assumed Retirement Age = 3m.) - 3n.)		$	$

4. Your Estimated Total Payments

Your estimated total Company Payment includes the sum of your Grandfathered BEP Payment and your Ongoing BEP Benefit.		Lump Sums
		Pre-tax	After-tax
4p.)	Estimated Total Company Payment = 2j.) + 3o.)	$	$

If you have a trust, you will also receive a distribution of your trust account balances after your termination of employment. Since you paid taxes on the payments when they were deposited into your trust, your trust balances are on an after-tax basis.

4q.)
Estimated Asset Balance at Assumed Retirement Date = 2i.) + 3n.) [Note: Only your trust balances, if any, will be distributed to you. Any assumed assets that are included in this amount will not be distributed to you.]
$

So, the total amount after taxes for retirement is 4p.) + 4q.)			$

Assumptions:
·
Actual monthly pay history through [date] as provided by Altria. Current 2011 base rate is equal to $      and is assumed to be constant for the remainder of the projection period. Actual IC earned in 2010 and paid in 2011 is $      as provided by Altria. IC is projected to remain constant each February during the projection period.

·
Estimated lump sum value of the grandfathered BEP benefit is based on the greater of: (1) the lump sum value based on interest rates projected to the assumed retirement date assuming current corporate bonds remain level in future months (seg rate 1/ seg rate 2/ seg rate 3) reflecting the 50 basis point reduction in published rates using Altria's current BEP lump sum basis, and (2) the lump sum value based on the 12/31/2004 lump sum basis including an interest rate of 4.4842%. The lump sum value of the grandfathered BEP benefit reflects the basis as described in (1). The lump sum for ongoing BEP benefits reflects the basis as described in (1). Caution should be used when evaluating lump sums and understand that they could be significantly higher or lower depending on movements in the capital markets.

·	Actual BEP DPS balance as of [date] with 6% annual rate of return on BEP DPS contributions to assumed retirement date.
·	Actual ETA asset balances as of [date] with 3% annual after-tax rate of return to assumed retirement date.
·	Future BEP DPS contribution rate = 15%.
·
Tax rate = 38.74%. Your pre-tax Total Company Payment at your actual retirement date will be subject to the income tax withholding rates in effect at that time, as well as the applicable FICA tax rates which are scheduled to increase by 0.9% in 2013.

Note:
Estimated benefits and payments are determined based on the assumptions described above. Actual results may vary based on actual experience.
Does not constitute a guarantee of employment. The Company reserves the right to change the plans and programs in the future.

October 2011

SECULAR TRUST PROGRAM
Your Estimated Retirement Benefits Under the BEP
Assuming Projected Plan Interest Rate and Current Federal Tax Rate (35%)

Name:	Assumed Retirement Date:
Date of Birth:	Assumed Retirement Age:
Date of Hire:	Final Average Earnings:
Normal Retirement Age:

1. Your Estimated Retirement Benefits at your Assumed Retirement Age:

Your total pension benefit is determined at your Normal Retirement Age (Age 65), without regard to any IRS limits. Your benefits are pre-tax amounts.		Annual Annuities
1a.)	Total Pension Benefit unreduced for early commencement	$

Your Retirement Plan (i.e., tax qualified pension plan) benefit is determined reflecting IRS limits
1b.)	Retirement Plan Benefit at age 65	$

The difference between your total pension benefit and your Retirement Plan benefit
1c.)	Total BEP Pension Benefit at age 65 = 1a.) - 1b.)	$

If you retire at the Assumed Retirement Age, your benefits may be reduced for early commencement
1d.)	Adjustment for early benefit commencement	%
1e.)	Total BEP Pension Benefit at Assumed Retirement Age = 1c.) x 1d.)	$

2. Your Estimated Grandfathered BEP Benefits

Your Grandfathered BEP Benefits were accrued as of 12/31/2004 prior to a law change and are payable as either a lump sum or monthly annuity. For purposes of this illustration, it is assumed that you will take a lump sum of your Grandfathered BEP benefits. Your Funding Payment account balance offsets the after-tax value of your Grandfathered BEP Benefits.

		Annual Annuities	Lump Sums
			Pre-tax	After-tax
2f.)	Grandfathered BEP Pension Benefit at Assumed Retirement Age	$	$	$
2g.)	Grandfathered BEP DPS Balance - reflects estimated earnings through your Assumed Retirement Date		$	$
In order to compare your benefits to the amounts that you have already received, your total Grandfathered BEP benefit is shown only as an after-tax amount.
2h.)	Total Grandfathered BEP Benefit = 2f.) + 2g.)			$

If you have a trust, your Funding Payment trust account balance will be distributed to you after your termination of employment.
2i.)	Estimated Funding Payment Asset Balance at Assumed Retirement Age			$

The difference between your after-tax Grandfathered BEP Benefit and your Funding Payment Asset Balance will be paid to you from Company assets. This payment will include an amount to cover the taxes that you will owe on the payment.

2j.)	Estimated Grandfathered BEP Payment at Assumed Retirement Age = 2h.) - 2i.)		$	$

3. Your Estimated BEP Benefits

Your Ongoing BEP Benefits reflect all of your service for pension purposes and DPS contributions for service after 12/31/2004 but also take into account the amounts paid to you as Target Payments. These benefits are offset by your Grandfathered BEP Benefits. This amount is only payable as a lump sum. The annuity is shown for illustrative purposes only.

		Annual Annuities	Lump Sums
			Pre-tax	After-tax
3k.)	Ongoing BEP Pension Benefit at Assumed Retirement Age = 1e.) - 2f.)	$	$	$
3l.)
Ongoing BEP DPS Balance for Post-2004 Accruals - reflects estimated earnings and contributions through your Assumed Retirement Date (includes amounts in your Target Payments received in lieu of BEP DPS contributions)
			$	$
In order to compare this amount to your Target Payments, it is shown only as an after-tax amount.
3m.)	Total = 3k.) + 3l.)			$

If you have a trust, your Target Payment trust account balance will be distributed to you after your termination of employment.
3n.)	Estimated Target Payment Asset Balance at Assumed Retirement Age			$

The difference between your after-tax Total and your Target Payment Asset Balance will be your Ongoing BEP Benefit, which will be paid to you from Company assets. This payment will include an amount to cover the taxes that you will owe on the payment.

3o.)	Estimated Ongoing BEP Benefit at Assumed Retirement Age = 3m.) - 3n.)		$	$

4. Your Estimated Total Payments

Your estimated total Company Payment includes the sum of your Grandfathered BEP Payment and your Ongoing BEP Benefit
Lump Sums
	Pre-tax	After-tax
4p.) Estimated Total Company Payment-2j.) + 3o.)	$	$

If you have a trust, you will also receive a distribution of your trust account balances after your termination of employment. Since you paid taxes on the payments when they were deposited into your trust, your trust balances are on an after-tax basis.

4q.) Estimated Asset Balance at Assumed Retirement Date = 2i.) + 3n.) [Note: Only your trust balances, if any, will be distributed to you. Any assumed assets that are included in this amount will not be distributed to you.]
$

So, the total amount after taxes for retirement is 4p.) + 4q.)		$

Assumptions:
·	No future salary increases. Reflects limited IC for certain years as applicable.
·
Estimated lump sum value of the grandfathered BEP benefit is based on the greater of: (1) the lump sum value based on interest rates projected to the assumed retirement date assuming current corporate bonds remain level in future months (seg rate 1 / seg rate 2 / seg rate 3) reflecting the 50 basis point reduction in published rates using Altria's current BEP lump sum basis, and (2) the lump sum value based on the 12/31/2004 lump sum basis including an interest rate of 4.4842%. The lump sum value of the grandfathered BEP benefit reflects the basis as described in (2). The lump sum for ongoing BEP benefits reflects the estimated value of annuity purchase.

·	Actual BEP DPS balance as of [date] with 6% annual rate of return on BEP DPS contributions for the remainder of 2010 and beyond.
·	Actual Secular Trust asset balances as of [date] with 3% annual year after-tax rate of return for the remainder of 2010 and beyond.
·	Future BEP DPS contribution rate = 15%.
·
Tax rate = 38.74%. Your pre-tax Total Company Payment at your actual retirement date will be subject to the income tax withholding rates in effect at that time, as well as the applicable FICA tax rates which are scheduled to increase by 0.9% in 2013.

Note:
Estimated benefits and payments are determined based on the assumptions described above. Actual results may vary based on actual experience.
Does not constitute a guarantee of employment. The Company reserves the right to change the plans and programs in the future.

October 2011